                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BCT International, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            BCT International, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            BCT INTERNATIONAL, INC.
                             3000 N.E. 30th Place
                      Fort Lauderdale, Florida 33306-1957



                             NOTICE OF 1997 ANNUAL
                            MEETING OF STOCKHOLDERS
                            -----------------------


     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of BCT International, Inc., (the "Company") will be held at the Radisson Bahia Mar Beach Resort, 801 Seabreeze Boulevard, Fort Lauderdale, Florida on Friday, November 21, 1997 at 9:00 a.m. (local time) for the following purposes:

      A. To elect directors.

      B. To consider and vote on:

         (1)A proposal to approve the selection by the Board of Directors of the firm of Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending February 28, 1998.

      C. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on September 19, 1997 are entitled to notice of and to vote at the annual meeting.

     The Company's Proxy Statement is submitted herewith. The Company's Annual Report for the fiscal year ended February 28, 1997 is enclosed.

                             By Order of the Board of Directors


                             /s/ Michael R. Hull
                             MICHAEL R. HULL
                             Secretary

     A proxy is enclosed with this Notice and Proxy Statement. Please COMPLETE, SIGN, DATE and promptly return your proxy in the enclosed envelope. This will assure a quorum and save further solicitation costs. If you attend the meeting, you may revoke your proxy and vote in person by giving notice to the Secretary in writing before the proxy is voted.

                            BCT INTERNATIONAL, INC.
                             3000 N.E. 30th Place
                      Fort Lauderdale, Florida 33306-1957
                           Telephone (954) 563-1224

                                  1997 ANNUAL
                            MEETING OF STOCKHOLDERS


                              -------------------
                                PROXY STATEMENT
                              -------------------


                               OCTOBER 10, 1997

                              GENERAL INFORMATION

Introduction

     The enclosed proxy, which is to be used only at the Annual Meeting of Stockholders of BCT International, Inc., (the "Company") to be held on November 21, 1997 and any and all adjournments thereof (the "Annual Meeting"), is solicited on behalf of the Board of Directors of the Company at the Company's expense. The purposes of the Annual Meeting are set forth in the accompanying Notice of 1997 Annual Meeting of Stockholders.

     The solicitation is being made by mail, but officers of the Company may solicit proxies personally, by telephone, fax or by telegram. The Company does not presently intend to pay compensation to anyone for the solicitation of proxies, except that it will reimburse brokers, custodians and other nominees and fiduciaries for the cost of transmitting the proxy material to stockholders.

     Any stockholder executing a proxy retains the right to revoke it by written notice to the Secretary of the Company at any time before it is voted.

     Only holders of record of issued and outstanding Common Stock, $.04 par value per share ("Common Stock"), of the Company at the close of business on September 19, 1997 are entitled to vote at the Annual Meeting. Each share is entitled to one vote. As of that date, the Company had outstanding 5,458,277 shares of Common Stock. The presence, in person or by proxy, of a majority of the issued and outstanding Common Stock of the Company will constitute a quorum for the transaction of business at the Annual Meeting.

     Shares represented by proxy in the form enclosed, duly executed and returned to the Company prior to or at the Annual Meeting and not revoked, will be voted. Where a specification is made by means of the ballot provided in the proxy, such proxy will be voted in accordance with such specification. Where no such specification is made, such proxy will be voted for the election of Directors and in favor of the proposal described herein and listed as Proposal 1 in the accompanying Notice of 1997 Annual Meeting of Stockholders.

     As of this date, the Board of Directors is not aware that any matter is to be presented for action at the Annual Meeting other than those referred to in the Notice of 1997 Annual Meeting of Stockholders, but the proxy form sent herewith, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Annual Meeting.

     This proxy material, including the Notice of 1997 Annual Meeting of Stockholders, Proxy Statement, Proxy and Annual Report for the fiscal year ended February 28, 1997, was first mailed to stockholders on or about October 13, 1997.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth as of September 19, 1997, information with respect to the only persons known to the Company to be beneficial owners of more than 5% of the Company's outstanding stock (excluding treasury stock), as well as the beneficial ownership of all directors and officers of the Company individually and all directors and officers as a group. Based on the information available to the Company, except as set forth in the accompanying footnotes, each person has sole investment and voting power with respect to the shares of Common Stock indicated. At September 19, 1997, 5,458,277 shares of common stock were outstanding.

                                    Number of Shares        Percent of
                                      Beneficially          Outstanding
Name                                    Owned (1)          Common Stock
----                                    ---------          ------------

Certain Beneficial Owners:
Steven N. Bronson                    1,635,320 1(2)           11.17%
     Barber & Bronson, Inc.
     2101 West Commercial Blvd.
     Suite 1500
     Fort Lauderdale, FL 33309


Officers and Directors:

William A. Wilkerson                  1,316,386 (3)           22.65%
Bill LeVine                             695,032 (4)           12.57%
Henry A. Johnson                        151,847 (5)            2.77%
Alvin Katz                               20,000 (6)             .37%
Raymond J. Kiernan                       91,500 (7)            1.65%
Thomas J. Cassady                        36,250 (8)             .66%
James H. Kaufenberg                      52,000 (9)             .94%

All Officers and Directors            2,363,015(10)           38.84%
as a group (7 persons)
----------------------

(1) This column sets forth shares of Common Stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the Securities and Exchange Commission ("SEC").

(2) Includes 228,750 shares covered by currently exercisable warrants.

(3) Includes 353,750 shares covered by currently exercisable stock options.

(4) Includes 71,250 shares covered by currently exercisable stock options.

(5) Includes 28,750 shares covered by currently exercisable stock options.

(6) Includes 20,000 shares covered by currently exercisable stock options.

(7) Includes 82,500 shares covered by currently exercisable stock options.

(8) Includes 20,000 shares covered by currently exercisable stock options.

(9) Includes 50,000 shares covered by currently exercisable stock options.

(10) Includes 626,250 shares covered by currently exercisable stock options.

Availability of Form 10-K Report

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1997 (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE, UPON WRITTEN REQUEST, TO ANY PERSON WHO ON SEPTEMBER 19, 1997 EITHER HELD COMMON STOCK OF THE COMPANY IN HIS OR HER NAME OR WAS THE BENEFICIAL OWNER OF SUCH STOCK HELD IN THE NAME OF ANOTHER PERSON. STOCKHOLDERS SHOULD SEND THEIR REQUESTS TO: BCT INTERNATIONAL, INC., 3000 N.E. 30th PLACE, 5TH FLOOR, FORT LAUDERDALE, FLORIDA 33306-1957, ATTENTION: CORPORATE SECRETARY. OWNERS OF STOCK HELD IN THE NAME OF ANOTHER PERSON MUST INCLUDE IN THEIR REQUESTS A REPRESENTATION THAT THEY WERE THE BENEFICIAL OWNERS OF COMMON STOCK OF THE COMPANY AS OF SEPTEMBER 19, 1997. THE COMPANY WILL FURNISH ANY EXHIBITS TO FORM 10-K TO EACH STOCKHOLDER REQUESTING THEM UPON PAYMENT OF A FEE OF $.30 PER PAGE TO COVER THEIR COST.


Submission of Stockholder Proposals

     Any stockholder proposals for the 1998 Annual Meeting of Stockholders must be received by the Company no later than April 1, 1998, to be eligible for inclusion in the Company's proxy statement and accompanying proxy for such meeting.


                     ELECTION OF DIRECTORS OF THE COMPANY


     As provided for in Article Eight of its Certificate of Incorporation, the Company has a classified Board of Directors consisting of classes I, II, and III, with one class to be elected at each Annual Meeting of Stockholders. The current Directors of the Company by class are as follows:


       Class I                    Class II                  Class III
   (expires 1997)              (expires 1999)            (expires 1998)
   --------------              --------------            --------------

William A. Wilkerson        Thomas J. Cassady           Raymond J. Kiernan
Bill LeVine                 Alvin Katz                  Henry A. Johnson
                            James H. Kaufenberg*



* Mr. Kaufenberg was elected to the Board of Directors in June 1997, and thus will stand for re-election in 1999.

Nominees for Election as Directors of the Company

     Messrs. William A. Wilkerson and Bill LeVine have been nominated by the Board of Directors for election as Class I Directors. If any nominee for director is unable or declines to serve for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. All nominees have consented to serving as directors.

     The following information is set forth below for each nominee: principal occupations during the past five or more years, the period of service as a director of the Company or its predecessor, other directorships and business affiliations (including public Company directorships), and age:

Name                     Age         Position            Director Since
----                     ---         --------            --------------

William A. Wilkerson     55          Chairman of the     January 1978
                                     Board
Bill LeVine              76          Director            May 1992

     William Wilkerson has been Chairman of the Board and a Director of the Company since January 1986. In May 1988, he accepted the additional responsibility of Chief Executive Officer. He was President and Chief Executive Officer of Business Cards Tomorrow, Inc. (a Florida Corporation) from January 1978 to January 1982 and Chairman from January 1982 to January 1986.

     Bill LeVine became a Director of the Company in May 1992. Mr. LeVine is the pioneer of the quick printing industry. He founded Postal Instant Press (PIP Printing) in 1967 and served as its Chairman, Chief Executive Officer and President until January 1988. Since that time, he has focused on private investments. Since 1992, Mr. LeVine has been a Director of Fast Frame, Inc., Los Angeles, California. Mr. LeVine has been a Director of First Business Bank in Los Angeles, California, since 1982, and Rentrak Company, formerly National Video, Portland, Oregon, since 1987.

     The following information is set forth for directors of the Company who are not standing for election in 1997: principal occupations during the past five or more years, the period of service as a director of the Company or its predecessor, other directorships and business affiliations (including public Company directorships), and age:

Name                     Age         Position            Director Since
----                     ---         --------            --------------

Raymond J. Kiernan       72          Director            December 1983

Henry A. Johnson         62          Director            February 1975

Thomas J. Cassady        75          Director            April 1988

Alvin Katz               67          Director            October 1996

James H. Kaufenberg      55          Director            June 1997

     Raymond J. Kiernan has been a Director of the Company since December 1983 and has been a Director of Fleet Trust Company, New York, New York, and Fleet Trust Company of Florida since 1983. In 1979, Mr. Kiernan retired from his position as a Vice President and division Director of Merrill, Lynch, Pierce, Fenner & Smith, Inc. Mr. Kiernan is a former Governor of the National Association of Securities Dealers.

     Henry A. Johnson, founder of BCT, has been a Director of the Company since January 1986. From January 1986 until October 1988, he was Senior Vice President/Operations of the Company. In October 1988, he resigned his position with the Company and became Senior Vice President/Operations of the Company's Business Cards Tomorrow, Inc., subsidiary ("BCT"). In February 1989, he accepted the additional responsibilities of Executive Vice President of BCT. Previously, he was Senior Vice President/Operations for Business Cards Tomorrow, Inc. (a Florida Corporation), from January 1978. In March 1990, he retired from his position with BCT. Presently, Mr. Johnson is the owner and operator of Colorful Copies in Las Vegas, Nevada.

     Thomas J. Cassady became a Director of the Company in April 1988 and has been a Director of Photo Control Company, Minneapolis, Minnesota, since February 1978. Mr. Cassady is a veteran of more than 30 years in the financial and securities field, having served as President and Chief Administrative Officer of Merrill, Lynch, Pierce, Fenner & Smith, Inc., until his retirement in 1978.

     Alvin Katz has been an adjunct professor of management at Florida Atlantic University, Boca Raton, Florida since 1980. His previous work experience includes 20 years with United Parcel Service, Inc. from 1957 to 1976, in various staff and operating assignments including Corporate Director of R&D and Operations Planning. Subsequently, he served as CEO of a privately owned conglomerate in the Metropolitan New York City area. He is a director of NASTECH Pharmaceutical Co., a leading provider of nasal delivery drugs; Blimpies International, Inc., a franchisor of submarine sandwich restaurants, and AMTECH Systems, Inc., a manufacturer of semiconductor capital equipment.

     Mr. Kaufenberg joined the Company as Chief Operating Officer and President of BCT in August 1996. From 1989 until October 1995, Mr. Kaufenberg was President and Chief Executive Officer of Insty-Prints, Inc., Minneapolis, Minnesota, a franchisor of fast turnaround business printing locations. Prior to joining Insty-Prints, Mr. Kaufenberg spent 15 years in various general and financial management roles in the paper, computer and telecommunications industries.

Executive Officers of the Company

     The following table sets forth the age, position and term of office (with the Company or its predecessor) of each executive officer of the Company:
                                                            Executive
Executive Officer       Age  Position                       Officer Since
-----------------       ---  --------                       -------------
William A. Wilkerson    55   Chairman of the Board;         January 1978
                             Chief Executive Officer

James H. Kaufenberg     55   Chief Operating Officer;       August 1996
                             President of BCT

Michael R. Hull         44   Vice President;                June 1996
                             Treasurer; Chief
                             Financial Officer; Secretary

     See information concerning Messrs. Wilkerson and Kaufenberg under "Election of Directors of the Company", above.

     Michael R. Hull joined the Company as Vice President/Chief Financial Officer, Treasurer and Secretary in June 1996. Mr. Hull is a certified public accountant and a member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants. Prior to joining BCT, Mr. Hull served as an audit senior manager with the public accounting firm of Price Waterhouse LLP for eleven years.

Committees of the Board of Directors
of the Company

     On January 10, 1986 the Board of Directors established an Audit Committee, which now consists of Messrs. Kiernan (Chairman) and LeVine, to monitor the financial controls and reporting of the Company.

     On January 10, 1986 the Board of Directors also established a Compensation and Stock Option Committee, which now consists of Messrs. Kiernan (Chairman) and LeVine. This Committee has the responsibility to review and make recommendations to the Board of Directors regarding executive compensation and stock options.

     There were two meetings of these committees during the fiscal year ended February 28, 1997.

     The Company has no Nominating Committee.

Meetings of the Board of Directors
of the Company

     During the Company's fiscal year ended February 28, 1997, four meetings of the Board of Directors and each Committee of the Board were held.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors, which is comprised of non-employee directors, has overall responsibility to review and recommend broad-based compensation plans for executive officers of the Company and its subsidiary to the Board of Directors. Pursuant to recently adopted rules designed to enhance disclosure of companies' policies toward executive compensation, set forth below is a report submitted by Messrs. Kiernan and LeVine in their capacity as the Board's Compensation Committee addressing the Company's compensation policies for fiscal 1997 as they affected Mr. William A. Wilkerson, Chairman of the Board and Chief Executive Officer and Mr. James H. Kaufenberg, President of BCT and Chief Operating Officer, who joined the Company in August 1996.

Compensation Policies For Executive Officers

     The executive compensation program is based on a philosophy which aligns compensation with business strategy, Company values and management initiatives. The principles underlying this compensation philosophy are: the linkage of executive compensation to the enhancement of shareholder value; maintenance of a compensation program that will attract, motivate and retain key executives critical to the long-term success of the Company; creation of a performance oriented environment by rewarding performance leading to the attainment of the Company's goals; evaluation of competitiveness of salary and equity incentive opportunities; and determination of the adequacy and propriety of the annual bonus plan, including structure and performance measures.

Relationship of Performance Under Compensation Plans

     Compensation paid Mr. Wilkerson in fiscal 1997, as reflected in the following Tables, consisted of base salary plus an award of options to purchase 50,000 shares of the Company's common stock, at $3.50 per share (the market price on the date of grant). The Compensation Committee awarded a bonus of $10,000 to Mr. Kaufenberg in fiscal 1997. The option award and bonus were approved based on the Company's improved operating results in the second half of fiscal 1997.

     The Company's executive compensation policies are oriented toward utilization of objective performance criteria. The principal measures of performance that are utilized by the Compensation Committee are targeted versus actual operating budget and income growth. Subjective performance criteria are utilized to only a limited degree.

Annual Bonus Arrangements

     The Company's annual bonuses to its executive officers, as indicated on the previous page, are based on both objective and subjective performance criteria. Objective criteria include actual versus target annual operating budget performance and actual versus target annual income growth. Target annual income growth and target annual operating budgets utilized for purposes of evaluating annual bonuses are based on business plans which have been approved by the Board of Directors. Subjective performance criteria encompass evaluation of each officer's initiative and contribution to overall corporate performance, the officer's managerial ability, and the officer's performance in any special projects that the officer may have undertaken. Performance under the subjective criteria was determined at the end of fiscal 1997 after informal discussions with other members of the Board.

Mr. Wilkerson's Fiscal 1997 Compensation

     During fiscal 1993, the Compensation Committee approved a seven year employment contract for Mr. Wilkerson for fiscal years beginning in fiscal 1994. All of Mr. Wilkerson's fiscal 1997 compensation, other than the award of options to purchase 50,000 shares of common stock, was paid pursuant to this contract.

     The Compensation Committee approved an employment contract for Mr. Wilkerson, as Chairman of the Board and Chief Executive Officer, on January 21, 1993, to become effective March 1, 1993. The term of the employment contract is seven years. The agreement calls for minimum annual salary amounts during the term of this contract as follows:

            Year Ending February 28/29              Amount
            --------------------------              ------
                       1994                        $275,000
                       1995                        $275,000
                       1996                        $275,000
                     1997-2000                     $300,000

     In June 1997, Mr. Wilkerson's employment contract was extended for three additional years, through February 28, 2003, at an annual salary of $300,000.

     In the event that Mr. Wilkerson is substantially incapacitated during the term of his employment for a period of 90 days in the aggregate during any twelve month period, the Company has the right to terminate his employment. Under such termination, Mr. Wilkerson will receive one-half of his salary in effect on the date of termination for the remaining term of the agreement. Additionally, in the event of Mr. Wilkerson's death during his employment, his designated beneficiary or his estate shall be paid one-half of his salary in effect on the date of his death for the remaining term of the agreement.

     Mr. Wilkerson's fiscal 1997 and 1998 salary was kept at $300,000, which is the minimum level prescribed for those years in his employment contract.

Mr. Kaufenberg's Fiscal 1997 Compensation

     Mr. Kaufenberg's fiscal 1997 compensation reflects payment of his salary at the rate of $150,000 per year which was agreed upon when he joined the Company in August 1996, plus a $50,000 nonaccountable moving allowance. In addition, upon joining the Company, Mr. Kaufenberg was granted options to purchase 200,000 shares of common stock at $2.88 per share, the market price on the date of grant. These options vest in four annual installments beginning August 16, 1997.

                SUBMITTED BY THE COMPENSATION COMMITTEE OF THE
                         COMPANY'S BOARD OF DIRECTORS:

                   RAYMOND J. KIERNAN           BILL LEVINE

Executive Compensation and Transactions

     (a) Compensation Tables

     The following tables set forth the compensation received for services in all capacities to the Company during its fiscal years ended February 28, 1997, February 29, 1996 and February 28, 1995, by the two executive officers of the Company as to whom the total salary and bonus in the most recent year exceeded $100,000.

                            BCT International, Inc.
                          Summary Compensation Table
                       Fiscal Years 1997, 1996 and 1995
                                  000's omitted
                                  -------------

                                                     Annual Compensation                               Long-Term
                                                                                                   Compensation Awards
     -------------------------------------------------------------------------------------------------------------------
                                                                                  Form of Payment
                                        Fiscal                                    ---------------
     Name              Position           Year      Salary      Bonus              Cash    Shares       Options
     ----              --------           ----      ------      -----              ----    ------       -------
     W. Wilkerson      Chairman of        1997      $312 (1)     ---               $312       ---           50
                       the Board and      1996      $287 (1)    $010               $297       ---           ---
                       Chief Executive    1995      $287 (1)    $0.23 (2)          $304       ---           200
                       Officer

     J.H. Kaufenberg   Chief Operating    1997      $120 (3)    $10                $130       ---           200 (4)
                       Officer and President of BCT

(1)  Includes a $12 car allowance.
(2) Bonus for fiscal 1993 was determined in July 1993, of which $2 was paid in fiscal 1994 and the remainder was paid in fiscal 1995.
(3)  Includes $50,000 nonaccountable moving allowance.
(4) Options granted in Fiscal 1997 were 200 which vest in equal annual installments over a four year period ending fiscal 2001.

                            BCT International, Inc.
                   Aggregated Option Exercises and Year-End
                         Option Values for Fiscal 1997
                                 000's omitted
                                 -------------

                                                                            Number of           Value of
                                                                           Unexercised        In-The-Money
                                                                           Options at          Options at
                                           Shares                          2/28/97 (#)         2/28/97($)
                                         Acquired on       Value          Exercisable/        Exercisable/
Name                 Position            Exercise #      Realized ($)     Unexercisable       Unexercisable
----                 --------            ----------      ------------     -------------       -------------
W. Wilkerson         Chairman of
                     the Board and
                     Chief Executive         ---           $ ---             284 / 0            $58 / $0
                     Officer

J.H. Kaufenberg      Chief Operating
                     Officer and
                     President of BCT        ---           $ ---             0 / 200            $0 / $26

                            BCT International, Inc.
                       Executive Management Compensation
                         Option Grants in Fiscal 1997
                                 000's omitted
                                 -------------

                                                                                                            Potential
                                                            % of                                          Realizable Value
                                                            Total                                           at Assumed
                                                           Options                                        Annual Rates of
                                                           Granted                                          Stock Price
                                            Options          to         Exercise       Expiration          Appreciation
Name                 Position               Granted       Employees       Price           Date            for Option Term
----                 --------               -------       ---------       -----           ----            ---------------
                                                                                                           5% ($)   10% ($)
W. Wilkerson         Chairman of
                     the Board and
                     Chief Executive           50            14%          $3.00         02/12/07          $109    /  $279
                     Officer

J.H. Kaufenberg      Chief Operating
                     Officer and
                     President of BCT         200            56%          $2.88         08/13/01          $158   /   $352

     (b) Other Compensation Arrangements

     Outside directors of the Company receive director's fees of $750 per month plus $750 for each Board of Directors meeting attended and $500 for each committee meeting attended and $500 for each telephonic meeting.

     (c) Performance Graph

     The following graph compares the yearly percentage change during the Company's past five fiscal years in the cumulative total shareholder return on the Company's Common Stock with the cumulative total shareholder return during the same period for (i) the NASDAQ Stock Market (U.S. Companies) and (ii) a peer group index of NASDAQ stocks of companies in the Company's industry (the printing and graphic arts industry). The graph was prepared by the University of Chicago Graduate School of Business Center for Research in Security Prices. The cumulative total return in each case was calculated by dividing: (i) the sum of
(A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period. Raw data forming the basis for the graph, together with a list of the companies comprising the peer group index, is also included.

               Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                            BCT INTERNATIONAL, INC.

Prepared by the Center for Research in Security Prices
Produced on 08/28/97 including data to 02/28/97


                             [CHART APPEARS HERE]



                                    Legend


Symbol     CRSP Total Returns Index for:                 02/28/92    02/26/92    02/28/94    02/28/95    02/29/96    02/28/97
------     ----------------------------                  --------    --------    --------    --------    --------    --------
_____  [ ] BCT International, Inc.                          100.0       352.9       294.1       505.9       388.2       282.4
-----   *  Nasdaq Stock Market (US Companies)               100.0       106.5       126.0       127.7       178.0       212.4
- - -  (T) NASDAQ Stocks (SIC 2750-2759 US Companies)       100.0       101.6       128.0       137.9       364.3       254.8
           Commercial Printing

Notes:
    A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
    D. The index level for all series was set to $100.0 on 02/28/92.

     (d) Compliance with Section 16(a) of the Exchange Act

     The Company has reviewed the Forms 3 and 4 and amendments thereto furnished to it pursuant to SEC Rule 16a-3(e) during its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year. Based solely on such review and the representations of each director and executive officer, the Company has identified no person who, at any time during the fiscal year, was a director, executive officer or beneficial owner of more than 10% of the Company's Common Stock and failed to file on a timely basis, as disclosed in the above-described Forms, reports required by the Securities Exchange Act of 1934 during the most recent fiscal year.


     (e) Certain Relationships and Related Transactions

     In February 1996, a company of which Mr. Wilkerson, the Chairman of the Board, is a 50% shareholder, purchased the Honolulu, Hawaii, Company Plant for a total purchase price of $400,000 plus accounts receivable and inventory. The purchase price is payable pursuant to a $325,000 promissory note, representing an assumption of the prior franchisee's debt to the Company, and a $108,000 promissory note representing the value of the inventory and accounts receivable acquired. The $325,000 note bears interest at 8% per year and requires equal monthly payments of principal and interest for 10 years based on a 15-year amortization, with a balloon payment due at the end of 10 years. The $108,000 note bears interest at 8% per year and is payable in five years pursuant to equal monthly payments of principal and interest. These notes are secured by pledges of substantially all of the assets of the Hawaii Plant. As of September 30, 1997, the balances due under the notes were $350,000 under the $325,000 note (principal of $320,000 and interest of $30,000) and $110,000 under the $108,000 note (principal of $101,000 and interest of $9,000). In addition, amounts due from the Hawaii Plant to the Company for paper purchases, royalties and other advances were $245,000 at September 30, 1997.

     The Hawaii Plant is 14 months behind on payments under the $325,000 note and 14 months behind on payments under the $108,000 note. Further, the Hawaii Plant's debt to the Company for paper purchases, royalties and other advances is past due as of September 30, 1997.

     The Company has thus far elected not to exercise its contractual rights to declare a default, accelerate the Hawaii Plant's indebtedness and foreclose its security interest in the Plant's assets. This election has been made in accordance with the Company's policy of working closely with troubled franchisees in an attempt to restore their financial and operating health and of taking legal action to collect debts and repossess assets only when the troubled Plant appears unable to be successfully turned around. In the case of the Hawaii Plant, which was in very poor financial and operating condition when acquired by Mr. Wilkerson's company, the Company believes that the operating performance of the Plant has improved significantly in recent months and that, by continuing its current posture, the Company will maximize the probability of collecting the indebtedness and of making the Hawaii Plant a successful Plant contributing to the Company's long-term profitability.

     (f) Compensation Committee Interlocks and
     (e) Insider Participation

     Messrs. Kiernan and LeVine continue to be members of the Board's Compensation Committee.



Proposal 1

                   APPROVE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Price Waterhouse LLP as the independent auditors for the Company for the fiscal year ending February 28, 1998. This selection is submitted for approval by stockholders at the Annual Meeting.

     A representative of Price Waterhouse LLP will attend the Annual Meeting to make a statement if he desires to do so and to respond to any appropriate questions that may be asked by stockholders.

     The affirmative vote of the holders of a majority of the shares voted is required for the approval of the foregoing proposal. The holders of the enclosed proxy will vote to ratify the action of the Board of Directors, unless otherwise directed.


The Board of Directors recommends a vote FOR this Proposal 1.

                             ---------------------

     Please complete, date, sign and return the enclosed proxy at your earliest convenience.
                                                         BCT INTERNATIONAL, INC.

                            BCT INTERNATIONAL, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
           1997 ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 21, 1997

   The undersigned hereby appoints William A. Wilkerson and Michael R. Hull proxies with power of substitution to vote at the Annual Meeting (including adjournments) of Stockholders of BCT INTERNATIONAL, INC., to be held November 21, 1997, with all powers the undersigned would possess if personally present as specified on the ballot hereon on the election of directors, on the proposals set forth, and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby. A majority (or, if only one, then that one) of the proxies or their substitutes acting at the meeting may exercise all powers hereby conferred.

                        (continued on the reverse side)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


Dear BCT International, Inc, Stockholder:

The 1997 Annual Meeting of Stockholders of BCT International, Inc. will be held at 9:00 a.m. on Friday, November 21, 1997, at the Radisson Bahia Mar Beach Resort, 801 Seabreeze Boulevard, Fort Lauderdale, Florida. You are invited to attend. It is important to ensure that your shares be represented at the meeting whether or not you plan personally to attend. We urge you to promptly complete, sign, date, and return the enclosed proxy in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote in person by giving notice to the Secretary in writing before the proxy is voted.


Sincerely,

William A. Wilkerson
Chairman of the Board
BCT International, Inc.

                                                               Please mark
                                                               your vote as [X]
                                                               indicated in
                                                               this example

I.  ELECTION OF CLASS II DIRECTORS

    Nominees: William A. Wilkerson and Bill Levine

      For all nominees              WITHHOLD
      voted (except as              AUTHORITY
      withheld in the           (to vote for all)
      space to right)           nominees listed)
          [_]                         [_]

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

------------------------------------------------------------------------------

II. APPROVE SELECTION OF INDEPENDENT AUDITORS
    The Board of Directors recommends a vote FOR the proposal to select Price Waterhouse LLP as the independent auditors for the Corporation for the fiscal year ending February 28, 1998.

                             WITHHOLD
           FOR               AUTHORITY            ABSTAIN
           [_]                  [_]                 [_]


This proxy when properly executed will be voted in the manner directed herein by the Stockholder. If no contrary specification is made, this proxy will be voted FOR the election of the nominees of the Board of Directors and FOR the proposal set forth above and in the appointed proxies discretion upon such other business as may properly come before the meeting.

Please date, sign as your name appears to left and return this proxy in the enclosed envelope, whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.


Date:                                                                   , 1997
     -------------------------------------------------------------------

PLEASE
SIGN
HERE:
     --------------------------------------------------------------------------

(Executers, administrators, trustees, custodians, etc., should indicate capacity in which signing. When stock is held in the names of more than one person each person should sign the proxy.)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE